Summary prospectus supplement	November 23, 2011

Putnam Global Equity Fund Summary Prospectus dated February 28, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio manager is now solely R. Shepherd Perkins.

Mr. Perkins joined the fund in July 2011 and is Co-Head of International Equities.

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